Exhibit 99.1

CONFIDENTIALITY AGREEMENT

Steel Partners II, L.P. (the “Interested Party”) has made a proposal with respect to the recapitalization of IKON Office Solutions, Inc. (the “Disclosing Party” and together with the Interested Party, the “Parties”). The Parties mutually wish to review the feasibility and  appropriateness of such a recapitalization or any similar or comparable transaction (a “Recapitalization Transaction”), in light of other strategic alternatives available to the Disclosing Party. In this connection, the Disclosing Party is prepared to make available to the Interested Party certain information relating to the Disclosing Party (including potential strategic transactions and possible participants or counterparties thereto) which is non-public, confidential or proprietary in nature and which may be disclosed either in written form or orally (the “Confidential Information”).

By execution of this letter agreement (this “Agreement”), the Interested Party agrees to treat all Confidential Information confidentially and to observe the terms and conditions set forth herein. For purposes of this Agreement, “Confidential Information” shall include all information relating to the Disclosing Party (including potential strategic transactions and possible participants or counterparties thereto), regardless of the form in which it is communicated or maintained, that is furnished to the Interested Party or its Representatives (as defined below) by or on behalf of the Disclosing Party in the course of the Parties’ mutual review of a possible Recapitalization Transaction. The term “Confidential Information” shall also include all reports, analyses, notes, compilations,  forecasts, studies or other documents or information prepared by the Interested Party or its Representatives that are based on, contain or reflect any Confidential Information received by it or its Representatives (“Notes”). The term “Representatives” shall include a Party’s directors, officers, employees, partners, affiliates, subsidiaries, agents, advisors, lawyers, accountants, consultants, financial advisors, potential co-investors and financing  sources of the Interested Party in any Recapitalization Transaction or other representatives.

The term “Confidential Information” does not include any information relating to the Disclosing Party that (i) becomes generally available to the public other than as a result of a breach of this Agreement directly or indirectly by the Interested Party or its Representatives who received such information under the terms of this Agreement, (ii) was or becomes available on a non-confidential basis from a source other than the Disclosing Party or its Representatives, provided that the source of such information was not known by the Interested Party to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the Disclosing Party or (iii) has been independently acquired or developed by the Interested Party or its Representatives without violating any of the provisions of this Agreement.

Confidential Information received by the Interested Party will be used solely for the purpose of considering the feasibility and appropriateness of a Recapitalization Transaction. The Interested Party may disclose the Confidential Information to its Representatives to the extent necessary to permit such Representatives to assist it in its consideration thereof, provided, however, (1) that each such Representative shall be bound by the terms of this Agreement to the same extent as if it was a party hereto and the Interested Party shall be responsible for any breach of this Agreement by any of its Representatives, and (2) the Interested Party will not disclose any Confidential Information to potential co-investors or potential financing sources of the Interested Party without the Disclosing Party’s prior written consent, which such written consent shall not be unreasonably withheld. Confidential Information may also be disclosed by the Interested  Party to any regulatory authority having jurisdiction over it as such regulatory authority may request.

Except as otherwise set forth herein, each Party agrees that it will not take any action or cause any action to be taken which would reasonably be expected to create a legal obligation for either Party to make a public announcement regarding the possibility of a Recapitalization Transaction. The Interested Party agrees that during the term of this Agreement, it will not, as a result of knowledge or information obtained from the Confidential Information in connection with a possible Recapitalization Transaction or otherwise, (i) divert or attempt to divert any business, customer or supplier of the Disclosing Party or (ii) employ or attempt to employ or divert any employee of the Disclosing Party; provided, however, that the Interested Party shall not be prohibited from (a) employing any such employee who contacts the Interested Party on his or her own initiative and without any direct or indirect solicitation by the Interested Party, (b) conducting generalized solicitations for employees (which solicitations are not specifically targeted at the Disclosing Party’s  employees) through the use of media advertisements, professional search firms or otherwise, or (c) if the Parties consummate a Recapitalization Transaction pursuant to a definitive agreement that results in the Interested Party substantially  increasing its ownership interest in Disclosing Party and the Disclosing Party ceasing to be publicly traded, employing such persons connected with the Disclosing Party in accordance with such Recapitalization Transaction and in accordance with all applicable laws.

The Interested Party further agrees that, for a period of six months from the date hereof, it will not, and will cause its affiliates not to, in any manner, (1) acquire, agree to acquire, or make any proposal (or request permission to make any proposal) to acquire any securities or assets of the Disclosing Party (other than assets transferred in the ordinary course of its business), unless such acquisition, agreement or making of a proposal shall have been expressly first approved (or in the case of a proposal, expressly first invited) by the Disclosing Party, (2) except at the specific written request of the Disclosing Party, propose to enter into, directly or indirectly, any merger, consolidation, share exchange, recapitalization, business combination or similar transaction involving the Disclosing Party or any of its subsidiaries, (3) solicit proxies or consents from shareholders of the Disclosing Party (whether or not such solicitation is subject to Regulation 14A under the Securities Exchange Act of 1934), (4) form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) with respect to any voting securities of the Disclosing Party or any of its subsidiaries, (5) seek to include any matter for consideration at a meeting of shareholders of the Disclosing Party, (6) otherwise act, alone or in concert with others, to seek to control or influence the management, board of directors or policies of the Disclosing Party, including by communicating with the board of directors, management, employees or shareholders of the Disclosing Party to the effect that the board of directors of the Disclosing Party should engage in a strategic transaction or recapitalization transaction or otherwise with respect to potential material transactions or changes in corporate strategy or corporate governance, (7) disclose any intention, plan or arrangement inconsistent with the foregoing or (8) assist, advise or encourage any other person in doing any of the foregoing. Notwithstanding anything to the contrary contained in the preceding sentence, (v) the restrictions contained in the preceding sentence shall not apply to any proposal by the Interested Party to acquire any securities or assets of the Disclosing Party made to the board of directors of the Disclosing Party or directly to all of the shareholders of the Disclosing Party, in each case only after the board of directors of the Disclosing Party has made a determination to solicit offers or proposals for the purchase of all or a material portion of the securities or assets of the Disclosing Party, (w) the restrictions contained in the preceding sentence shall not apply to any proposal by the Interested Party that is made confidentially by the Interested Party, is not publicly disclosed by the Interested Party (regardless of whether any such public disclosure is legally required) and is not made in such a way as to require public disclosure by the Disclosing Party, (x) the restrictions contained in the preceding sentence shall not apply to any proposal by the Interested Party that is made confidentially in such a way as to not require public disclosure by the Disclosing Party and the proposal is nevertheless publicly disclosed by the Disclosing Party (y) the Interested Party shall be permitted after November 15, 2007 to (A) nominate individuals (the “Interested Party Nominees”) for election as directors of the Disclosing Party at the next meeting of shareholders of the Disclosing Party held for the purpose of electing directors (the “Shareholders Meeting”), (B) solicit proxies from the shareholders of the Disclosing Party for the purpose of electing the Interested Party Nominees at the Shareholders Meeting, (C) form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) with respect to the voting securities of the Disclosing Party or any of its subsidiaries for the purpose of electing the Interested Party Nominees at the Shareholders Meeting, and (D) disclose any intention, plan or arrangement and take any action in connection with any of the foregoing and (z) following the election to the board of directors of the Disclosing Party of any Interested Party Nominee, such Interested Party Nominee may take any action contemplated by the preceding sentence in his or her capacity as a director of the Disclosing Party. The Disclosing Party agrees that the Shareholders Meeting shall not be held prior to February 21, 2008 and that the deadline for the shareholders of the Disclosing Party to submit to the Secretary of the Disclosing Party nominations for the election of directors at the Shareholders Meeting shall be not earlier than December 1, 2007.

In addition, each Party agrees that it will not, and its Representatives will not, make any disclosure that any discussions concerning a Recapitalization Transaction have been held or are ongoing, that any Confidential Information has been provided or received or that a possible Recapitalization Transaction is being considered; provided, however, that either Party may make such disclosure if such Party has received the advice of its counsel that such disclosure must be made in order that such Party not commit a violation of law or order of any court or governmental or regulatory authority and, to the extent practicable and permissible, prior to such disclosure, such Party promptly advises and consults with the other Party and its legal counsel concerning the information proposed to be disclosed. Notwithstanding anything to the contrary contained herein, the Interested Party will be permitted, without prior notice or consultation with the Disclosing Party and its legal counsel, to file with the Securities and Exchange Commission an amendment to its Schedule 13D with respect to the securities of the Disclosing Party disclosing the material contents of this Agreement and including as an exhibit thereto an executed copy of this Agreement.

The Interested Party understands and acknowledges that neither the Disclosing Party nor any of its officers, directors, employees, affiliates, agents, advisors or representatives (i) has made or makes any representation or warranty,  expressed or implied,  as to the accuracy, completeness or reasonableness of the Confidential Information or (ii) shall have any liability whatsoever to it relating to or resulting from the use of the Confidential Information or any errors therein or omission therefrom. The Interested Party agrees that it is not entitled to rely on the accuracy or completeness of the Confidential Information and that it will be entitled to rely solely on the representations and warranties made in any definitive agreement entered into with respect to a Recapitalization Transaction.

In the event that the Interested Party or anyone to whom it transmits any Confidential Information in accordance with this Agreement is requested or required by law, regulation, regulatory authority or judicial or governmental order or in any court proceeding (by deposition, interrogatories, requests for information or documents, subpoenas, civil investigative demand or similar process), to disclose any Confidential Information, the Interested Party will give the Disclosing Party prompt written notice of such request or requirement (and, to the extent practicable and permissible, before complying with any such request or requirement) so that the Disclosing Party may seek, at the Disclosing Party’s sole expense, an appropriate protective order or other remedy and/or waive compliance with the provisions of this Agreement, and the Interested Party will cooperate with the Disclosing Party to obtain such protective order. In any event, the Interested Party (or such other persons to whom such request is directed) may, without liability hereunder, furnish only that portion of the Confidential Information which, based upon the written advice of the Interested Party’s counsel, is legally required to be disclosed and, upon the Disclosing Party’s request and at its expense, use its commercially reasonable efforts to obtain assurances that confidential  treatment will be accorded to such information.

The Interested Party agrees that upon the Disclosing Party’s request, or in the event that the Disclosing Party decides not to proceed with a Recapitalization Transaction, the Interested Party will promptly destroy or redeliver to the Disclosing Party all copies of the Confidential Information, destroy all Notes, delete any non-oral information incapable of physical delivery (including, but not limited to, Confidential Information held on any computer or word processor) and deliver to the Disclosing Party a certificate executed by a duly authorized officer indicating that the requirements of this sentence have been satisfied in full. Notwithstanding anything to the contrary contained in this paragraph, the Interested Party and its Representatives are permitted to retain such Confidential Information and Notes as is necessary to enable them to comply with any applicable document retention requirements under applicable law or regulation and to retain any computer records and computer files containing any Confidential Information and Notes if required pursuant to their current automatic archiving and backup procedures; provided, however, that (1) such retention shall be solely for legal, regulatory or archival purposes, as the case may be, and (2) notwithstanding the immediately preceding paragraph, under no circumstances may the Interested Party or any of its Representatives publicly disclose any Confidential Information or Notes that have been retained pursuant to this sentence (and the Interested Party specifically acknowledges that the effect of this clause (2) is that the Interested Party may be prevented from taking certain actions it otherwise would be permitted to take under this letter if such actions would require public disclosure of retained information). Notwithstanding the return, destruction or retention of Confidential Information and Notes, the Interested Party will continue to be bound by its obligations of confidentiality and other obligations hereunder.

Each Party agrees that unless and until a definitive agreement with respect to any Recapitalization Transaction has been executed and delivered, neither of them will be under any legal obligation of any kind whatsoever with respect to such Recapitalization Transaction (other than as contained herein). In addition, each Party expressly understands and agrees that nothing herein shall be deemed to limit or prevent the Interested Party’s or its affiliates’ activities in the ordinary course of business (to the extent such activities will not violate applicable securities laws or this Agreement), including, but not limited to, the investment or consideration for investment by the Interested Party and its affiliates in any entity which is engaged in the same or related fields of business as those engaged (or proposed to be engaged) in by the Disclosing Party.

The Interested Party recognizes and acknowledges the competitive and confidential nature of the Confidential Information and that irreparable damage will result to the Disclosing Party if information contained therein or derived therefrom is disclosed to any third party except as herein provided. The Parties agree that monetary damages would not be a sufficient remedy for any breach of this Agreement, and that either Party shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach by the other Party. Each Party agrees that it will not oppose any application by the other Party for injunctive relief. The Parties further agree to waive, and to use their commercially reasonable efforts to cause their Representatives to waive, any requirements for the securing or posting of any bond in connection with such remedy.

In the event that any provision or portion of this Agreement is determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by applicable law. The Parties’ obligations under this Agreement will expire two years from the date of this Agreement, except as otherwise explicitly stated above.

This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the conflicts of laws principles thereof. Each Party hereby consents to the exclusive jurisdiction of any Federal court or state court located in the Borough of Manhattan in the City of New York. Each Party hereby waives any right to a trial by jury of any dispute arising under or relating to this Agreement.

Having agreed with the foregoing,  the Parties have executed this Agreement, which will constitute their entire agreement with respect to the matters set forth herein.

Very truly yours,

IKON Office Solutions, Inc.

By:	/s/ Matthew J. Espe
Name: Matthew J. Espe
Title: Chairman & Chief Executive Officer

Agreed and Accepted

STEEL PARTNERS II, L.P.

By: Steel Partners, L.L.C., General Partner

/s/ Warren G. Lichtenstein
Name: Warren G. Lichtenstein
Title: Managing Member